                                                               SELECTED FUNDS

                                                               SEMI-ANNUAL

                                                               REPORT



                                                               June 30, 2000














SELECTING QUALITY COMPANIES FOR THE LONG TERM(TM)


                        Selected American Shares

                         Selected Special Shares               SELECTED
                                                                  FUNDS
            Selected U.S. Government Income Fund

                  Selected Daily Government Fund

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

Dear Fellow Shareholder,

We are optimists at heart and we believe that stocks offer the best means of creating wealth over the long term. Historically, stocks have won over time because they represent claims on growth, not a fixed promise to pay a fixed amount, which is the case with bonds.(1) As gross domestic product (GDP) and corporate profits grow, so does the valuation floor for stocks.

With that as a backdrop, every day when we come to work we try to do four things. First, we seek out businesses that will grow, preferably ones that need little new capital because that means they are the most self-sufficient.

Second, we evaluate the judgment, vision and integrity of management. We want to get a good feel for what management plans to do with the free cash flows generated by the business--be it making new investments, acquiring other businesses or increasing dividends.

Third, we value those businesses against the alternatives, seeking to determine what "mystery" coupon or rate of return the business will produce for its stockowners. In other words, we determine what we would be willing to pay for the business in order to provide us with a better projected rate of return than the coupon rate on risk-free alternatives such as 10-year Treasury bonds, and we try to buy the companies when they are attractively valued.

Fourth, we consider this analysis within the context of where we are in the stock market cycle. We know we are on a long journey. If equities will grow at a rate of around 7% a year over the next 30 years, which is a little less than their long term average, that would take the Dow Jones Industrial Average from around 10,000 to 80,000 by 2030.(2) At the same time, we are mindful that road conditions will not always be favorable and that there will be checkpoints along the way because different eras create different risk profiles.

Looking ahead over the next few years, we recognize that we are unlikely to continue enjoying the big drivers of stock performance that we have had over the past 15 to 20 years--namely, dramatically rising corporate profits, steeply falling interest rates and sharply higher price/earnings (P/E) valuations. Inflation and interest rates have plateaued at best and may be increasing, which means caution lights are flashing on the road ahead. If inflation keeps climbing, the Federal Reserve will take concerted action after the presidential election, raising interest rates even further and therefore the risk-free hurdle rate against which all stocks have to compete. As for corporate profits, they still have a green light, but they have been inflated by various accounting practices and cannot keep growing their share of GDP forever.

All of this leads us to believe that the market could be in a 30% to 50% trading range over the next 5 to 10 years before there is a big break out again. That is a lot of movement in points, but not much in percentage terms, particularly when you consider the market went up tenfold (from 1,000 to 10,000) over the past 20 years. Although the rate of growth may be slowing, we still anticipate a fairly favorable environment for stocks. The Federal Reserve is doing its job right by trying to prolong the cycle, deflate a bubble and prevent a boom/bust scenario. Even if we stay in a trading-range market for some time, there should always be opportunities for stock picking.

We think multinationals may be a fertile area to investigate whether they are in the technology, drug or financial sector. For several years, these companies have been fighting headwinds related to various financial crises around the world, the strength of the dollar and the market's fixation on Internet companies. Now high-quality multinationals with proven management teams may move into the spotlight because they have flexibility to allocate capital around the globe to wherever it may earn the best return, and with a world population of around six billion, their potential customer base is huge.

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

Contrary to what some people may believe, we are not against technology. Particularly in a difficult market when you have to be a good stock picker, it is useful to identify a theme. Over the next decade, technology is almost certain to be a key investment trend, whether it be the inventors of technology or traditional companies that successfully apply technology in their business models. American Express(3) is one example of a company that is likely to benefit as consumers buy more and more over the Internet, charging purchases on their credit cards. In addition, there are a number of financial and other companies that will use the Internet to drive down their costs or to leverage their brand power and broaden their marketing reach. If these companies are also multinational, so much the better because they can do this all over the world.

Of course, no one knows for sure exactly what the next few years will bring. But regardless of election results, inflation, interest rates or profit trends, we will continue to manage money according to the same generational philosophy we have applied for decades in all types of markets. Investing is a batting average business, full of strikeouts and mistakes as well as home runs. Rest assured that we will try to do sensible things every day when we come to work and do the best we can because our money is invested side by side with our fellow shareholders. We continue to believe that stocks are the best way to build long-term wealth. Staying invested puts time on our side and gives compounding the opportunity to work for us all.(4)

Sincerely,

/s/ James J. McMonagle              /s/ Shelby M.C. Davis
----------------------              ---------------------
James J. McMonagle                  Shelby M.C. Davis
Chairman                            Senior Research Adviser


August 4, 2000

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS

SELECTED AMERICAN SHARES

PERFORMANCE OVERVIEW

Selected American Shares delivered a total return of 6.65% for the six-month period and 10.53% for the one-year period ended June 30, 2000,(5) outpacing the performance of the Large-Cap Value Fund category tracked by Lipper Analytical Services(6) and the Standard & Poor's 500 Index.(7) The average large-cap fund provided a return of (1.64)% and (0.87)%, respectively, over the latest six-month and one-year periods while the S&P 500 returned (0.43)% and 7.25%, respectively, over the same time frames.

From May 1, 1993 through June 30, 2000 the approximate period of time that Davis Selected Advisers has managed Selected American Shares, the Fund provided an average annual total return of 20.79%. This performance ranked the Fund #2 out of the 92 funds in Lipper's large-cap value category.(6)

Moreover, Standard & Poor's has awarded Selected American Shares its prestigious Select Fund designation because of the Fund's "experienced management team, disciplined value investment style, and above-average historical performance relative to its value peers."(8)

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS

Q. How would you describe the performance of the Fund so far this year?

A. As Ken and I have often said, performance over any half-year, one-year or even two-year period is often unpredictable and rarely significant. Thus, we are reluctant to read too much into the strong relative results of Selected American Shares in the first six months of the year 2000.

That said, with regard to individual holdings, we have been very pleased with the performance of several companies that were relatively recent additions to the portfolio. In general, these companies were purchased while their stock prices languished under clouds of uncertainty or even scandal. In such cases, Ken and I believe that while we are taking what might be called "headline" risk, the fact that we are buying the companies after bad news has been disclosed often limits our economic risk.

Our purchase of American Home Products,(3) for example, came at a time when the company was facing litigation concerning unforeseen side effects with one of its drugs. While there was always a risk that the consequences of this litigation could have been much worse than we anticipated, we believed that the stock price more than discounted the likely outcome and that, as the clouds of uncertainty lifted, investors would again recognize the powerful new products and strong position of this company. Our colleague Danton Goei was an important resource in the Fund's opportunistic purchase of this company at significantly lower prices.

Similarly, our purchase of Tyco came at a time when the company was undergoing SEC scrutiny regarding its accounting for a number of mergers and acquisitions. Ken led an incredibly thorough research effort on this complex company and was ably assisted by Adam Seessel in reconstructing all of the company's recent acquisitions.

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Although these companies could still prove to be disappointing investments if bad news subsequently comes to light, we think both are illustrative of our willingness to purchase companies opportunistically while others are anxiously selling. Such decisions can only be made with conviction based on thorough and independent research and on the recognition that short-term movements in stock prices often reflect changes in psychology rather than changes in economics.

Q. Could you comment on the overall market environment this year and its impact on the Fund's portfolio?

A. Turning from those specifics of the portfolio to the market in general, the year 2000 has proven to be another period of enormous stock price volatility. The relative flatness of the market averages masks enormous underlying gyrations in the prices of individual issues. The best way to demonstrate this is by examining the portfolio holdings of Selected American Shares.

Over the past 12 months, 32 of our top 40 holdings--representing more than 70% of the portfolio--had a range of more than 50% between their lowest low and their highest high. Even more telling, 15 of the Fund's top 40 positions had a range of more than 100%, five a range of more than 150% and two a range of more than 200% between their lowest and highest price for the period.

Given that we generally own more established companies, as opposed to Internet start-ups, these sorts of ranges are remarkable. A natural consequence of such volatility, other factors being equal, is a tendency toward higher turnover. These enormous price swings mean companies are more likely to advance from a range of fair value to levels at which Ken and I would consider them overvalued and therefore candidates for sale, or conversely to decline to such prices that we would consider adding to our positions.

Another recent characteristic of the market has been a constant lowering of the quality of reported earnings. As anyone who runs a business can attest, perfectly predictable and consistent results can rarely be achieved in precise 12-week intervals. Yet Wall Street has come to place such a premium on consistent results that increasingly corporate America is torturing accounting policies to create the illusion of predictability and consistency in these short quarterly periods. As a result, earnings are frequently not what they seem, and reported results often include nonrecurring items such as favorable changes in pension fund assumptions, gains on sales of operations or securities, expense reductions from previously incurred restructuring charges and other financial gimmicks. Thus, most companies' quarterly earnings must be scrutinized much more intensively than ever before.

While we hope not to own many of the most flagrant offenders in Selected American Shares, we would expect that over the next several years the newspapers will be full of companies forced to come clean when their bag of accounting tricks is empty. Once a company starts down this path, it is difficult to stop as inflated results in the current quarter become increasingly difficult comparisons for future quarters.

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Q. What final thoughts would you like to leave with your fellow shareholders?

A. While these observations may sound pessimistic, I am reminded of my father's comment last year that our goal is to be neither optimistic nor pessimistic, but to do our best to be realistic. As we have said in the past, the reality is that returns in the next decade are unlikely to be near the levels enjoyed in the last two decades. The danger is that as investors move from a position of almost universal optimism to a more realistic stance equity valuations could suffer significantly. It is the tendency of markets, like pendulums, not to move to the middle ground and stop, but instead to swing markedly to the other side. While such a significant correction would create many buying opportunities, it is unlikely that investors would have the stomach to pursue them. Therein lies the biggest danger facing investors.

This danger was illustrated in the March issue of Mutual Funds magazine, which featured the following statistic. According to the magazine, "Between 1984 and the end of 1998, the average stock fund gained 509%, or 12.8% per year over 15 years. Meanwhile, the typical mutual fund investor, whose average holding period was less than three years, earned just 186% or 7.25% a year." This staggering underperformance of the average fund investor was self-inflicted as it came from money flowing into the funds with great short-term performance and then flowing out of those funds when future results were disappointing.

If Ken and I can leave any message with our fellow shareholders, it is to fight the very human tendency to feel elated and optimistic when prices are high (as they are today) and discouraged and pessimistic when prices are low. Now when times are good is the right time to sound the cautious note. In doing so, we hope that we will all be better positioned to be optimistic and opportunistic when times look more bleak.(4)


SELECTED SPECIAL SHARES

PERFORMANCE OVERVIEW

Selected Special Shares generated a return of 4.82% for the six-month period and 14.90% for the one-year period ended June 30, 2000.(5) This compares with returns of 8.98% and 16.96%, respectively, for the Standard & Poor's MidCap 400 Index and (0.43)% and 7.25%, respectively, for the Standard & Poor's 500 Index over the same time periods.(7) Unlike more aggressive small-cap and mid-cap funds, Selected Special Shares seeks to deliver less volatile returns while building wealth for shareholders over the long term. The Fund's three-year and five-year returns--average annual returns of 20.49% and 19.45%, respectively--reflect this objective.

AN INTERVIEW WITH ELIZABETH R. BRAMWELL, PORTFOLIO MANAGER

Q. Could you provide some perspective on the Fund's performance this year?

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ELIZABETH R. BRAMWELL, PORTFOLIO MANAGER - CONTINUED

A. The market for mid-cap and small-cap stocks was favorable relative to large-caps in the first half of 2000. Economic strength from the fourth quarter of 1999 carried over into the first quarter of 2000, which was also buoyed by continued employment gains, positive wealth effect from a strong stock market, continued strong technology spending, and entrepreneurial capital being poured into start-up companies. In the second quarter, the Federal Reserve's multiple interest rate increases began to take hold and the economy began to slow, as indicated by slower employment gains and slowing retail sales.

The Fund's top 10 gainers in dollar terms in the first half of 2000 were: On Assignment,(3) in employee staffing; Sepracor, in single-isomer pharmaceutical technology; Linear Technology, in high-end computer chips; Kohl's, in discount department stores; Flextronics, in electronic contract manufacturing; Paychex, in payroll processing; Robert Half, also in employee staffing; Cardinal Health, in drug distribution; Jabil Circuit, also in electronic contract manufacturing; and Charles Schwab, in financial services. Some of these companies such as On Assignment, Robert Half and Cardinal Health were poor stock performers in 1999 but have performed spectacularly this year, with the stock prices of the first two doubling this year and the third rising more than 50%. Our focus is on investing for the long term.

Looking ahead, although the economy appears to be slowing from 5%+, it is still growing at a healthy pace of an estimated 3-4%, and noninflationary long-term growth is likely to be more sustainable. We believe that interest rates are likely to peak in the third quarter with the Fed less likely to raise rates now that there are signs of a slowing economy, minimal core inflation, record government surpluses and a presidential election on the horizon. In our opinion, the price/earnings (P/E) multiple shrinkage induced by higher interest rates has largely run its course, and that would be very favorable to the equity markets.

On the other hand, the dot.coms suffered a major correction in the second quarter. This has had a negative impact on the wealth effect and could restrain or redirect capital spending going forward. So we are taking a cautious and selective stance. We believe it is a stock picker's market and are using market volatility to buy what we perceive as attractive companies for the long term at more favorable valuations.

Q. Where do you see the greatest opportunities now?

A. We try to invest in companies that will benefit from favorable secular change, not just some event that will occur in the next month or two. While we are cautious, we are positioning the Fund for continuing advances in communications and technology, where we see opportunities for meaningful investment gains. This is an age of tremendous entrepreneurial creativity and drive. We are investing both in companies that invent new technology and those that employ it well. To our way of thinking, it is not an either/or choice between the New and the Old economy, but rather choosing those companies within both categories with vision that execute well.

We live in a wonderful era of huge technological and medical change. The fact that scientists have now mapped the human genome suggests the possibility of tremendous discoveries in new medications and individualized treatment longer term. Investments with promising R&D include Sepracor and Human Genome Sciences.

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ELIZABETH R. BRAMWELL, PORTFOLIO MANAGER - CONTINUED

The Internet is also changing all our lives. While our focus is not directly on dot.com companies, we are on the lookout for companies that are survivors, have sustainable business models and provide efficiencies and new business opportunities such as in supply side management. Recent additions include Ariba, in electronic business-to-business commerce, and Saba Software, which specializes in Internet corporate training.

Outsourcing is another strong secular trend. Here we continue to like electronic contract manufacturers such as Jabil and Flextronics, which are benefiting from the accelerating shift to outsourcing by communications and technology companies. By moving manufacturing offsite to a specialist, companies can focus on their main business and also get to market faster--a critical factor given the accelerating rate of change. Moreover, outsourcing improves investment metrics such as returns on equity and returns on capital.

In addition, we believe the increased use of multimedia favors companies in the graphics and printing area such as Adobe Systems, which is particularly well positioned to benefit as the growing use of broadband technology accelerates the need for more complex graphics.

We also think that the oil services industry will benefit from higher prices and increased capital spending plans projected by the oil producers. In this area, we own companies such as Nabors and Transocean Sedco Forex.

Asset management companies have also done exceptionally well. The Fund participates through Charles Schwab, a company that we have owned for some time, and Blackrock, an initial public offering we bought last year. Another holding in this area is Stilwell Financial, which owns the Janus funds, whose shares were distributed in a recent spin-off to shareholders of Kansas City Southern, another longtime Fund position.

Q. How are you managing the Fund to control risk while achieving potentially attractive returns in the current market environment?

A. As always, we invest on a stock-by-stock basis. We analyze businesses from the bottom up--calling on companies, attending conferences, developing our investment models and making decisions within the context of the macroeconomic framework. We pay particular attention to factors such as vision, execution, management strength, earnings consistency and valuations, such as the price/earnings to growth [(P/E)/G] ratio.

The Fund's price discipline--buying companies selling at favorable P/E multiples to their projected earnings growth rates or to the overall market--is one way we seek to limit risk. Our estimated earnings growth rate for the portfolio for 2001 is 34% and the P/E ratio is around 27, which results in a P/E to growth ratio of less than 1. We think that this is attractive relative to the S&P 500 where we project earnings growing 10% on a secular basis--less than one-third the projected growth rate of the Fund--and yet the S&P 500 is selling at a P/E multiple of 23 times 2001 estimated earnings or 2.3 times growth.

Diversification is another method of managing risk. The Fund, which currently has a weighted median market capitalization of approximately $9.6 billion, holds 54 companies in 17 industries--and usually has no more than 4% of net assets in any one stock. Moreover, the Fund generally establishes positions over time using a dollar cost averaging approach, which helps to smooth the effects of fluctuating prices and turn volatility to our advantage.(4)

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

SELECTED U.S. GOVERNMENT INCOME FUND

PERFORMANCE OVERVIEW

The Selected U.S. Government Income Fund provided a total return of 2.67% for the six-month period and 2.72% for the one-year period ended June 30, 2000.(5) The Fund's benchmark, the Lehman Brothers Intermediate Term U.S. Treasury Securities Index,(7) returned 3.54% and 4.67%, respectively, over the same time periods while the Intermediate U.S. Government Fund category tracked by Lipper Analytical Services provided average returns of 3.35% and 3.53%, respectively.(6)

AN INTERVIEW WITH CRESTON A. KING, PORTFOLIO MANAGER

Q. What key factors influenced the Fund's performance in the first half of this year?

A. The bond market rallied nicely in the first quarter of the year, sold off in April and May, and then rallied again in June. The Fund underperformed relative to its peer group for two reasons. First, the portfolio's average maturity was shorter than its peer group's in the first quarter of 2000 and so trailed dramatically when the market rallied. In addition, the Fund had a larger position in mortgage-backed securities than its peer group funds, and when the Federal Reserve began raising interest rates, those securities underperformed U.S. Treasury securities.

Moreover, the Fund's U.S. government agency investments were held back by the fact that agency securities traded poorly relative to Treasuries. Ongoing debate about reining in the growth of Fannie Mae and Freddie Mac, two government-sponsored enterprises charged with maintaining the availability of funds for mortgage lending, and proposed Congressional legislation that would increase regulatory oversight of both entities has had a dampening effect on this sector of the market.

At the start of the second quarter, we anticipated the market sell-off and raised cash, shortening the maturity of the Fund's portfolio even more, so that we could take advantage of the rising interest rates we expected. Cash outperformed longer term alternatives for the first two months of the quarter because interest rates were rising and there were concerns that further rate increases were in store from the Federal Reserve. As a result, the Fund's returns were much improved in the second quarter, even though the portfolio underperformed in June. At that time, the market rallied following the Fed's aggressive 50 basis-point hike in short-term rates in May because investors began to believe that the Fed had finished raising rates, and the Fund did not participate fully in the rally because of its larger cash position.

Q. What is your general strategy in managing the Fund?

A. Our goal is to provide investors with a well diversified portfolio that allows them to participate in the returns and security of U.S. government bonds. The Fund's research process focuses on evaluating U.S. economic and interest rate trends, which essentially drive bond market performance. Our strategy is to diversify among different types of government securities, maturity lengths, call provisions and interest rate coupons. Specifically, by emphasizing investments in the intermediate maturity range, the Fund seeks to smooth out performance and provide stability in a variety of market climates. We are also committed to a long-term investment approach intended to reduce portfolio turnover.

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CRESTON A. KING, PORTFOLIO MANAGER - CONTINUED

The Selected U.S. Government Income Fund is designed to create a strong foundation for any long-term investment plan. The Fund provides potentially higher monthly income than most short-term investments and can offer investors an excellent means of balancing equity holdings with fixed-income securities of the highest credit quality.(4)


----------------------------


This Semi-Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus of the Selected Funds which contains more information about risks, fees and expenses. Please read the prospectus carefully before investing or sending money.

1 Historically, common stocks have outperformed both bonds and cash. There is no assurance that this will continue to be true in the future.

2 This hypothetical example illustrates the power of compounding over a 30-year period, and is not intended to be indicative of future investment results which may be higher or lower than the assumed 7% rate.

3 See each Fund's Schedule of Investments for a detailed list of portfolio holdings.

4 This report reflects the professional opinions of Shelby M.C. Davis, James J. McMonagle and the Selected Funds' portfolio managers. All investments involve some degree of risk, there can be no assurance that the Funds' investment strategies will be successful. Prices of shares will vary, so that when redeemed, an investor's shares could be worth more or less than their original cost.

5 Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. The following table lists the average annual total returns for the periods ended June 30, 2000.

----------------------------------------------------------------------
FUND NAME                          1 YEAR   3 YEAR   5 YEAR   10 YEAR
----------------------------------------------------------------------
Selected American Shares           10.53%   19.41%   24.81%   18.61%
----------------------------------------------------------------------
Selected Special Shares            14.90%   20.49%   19.45%   14.20%
----------------------------------------------------------------------
Selected U.S. Government Income     2.72%    3.79%    4.38%    6.12%
----------------------------------------------------------------------

6 Lipper Analytical Services' investment performance, rankings and comparisons are based on total returns unadjusted for commissions. For the one, five and ten-year period ended 06/30/00, Selected American Shares was ranked as follows:
18 out of 344 funds, 1 out of 152 funds, and 2 out of 55 funds, respectively, in the Lipper "Large Cap Value Funds" category.

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

7 The definitions of indices quoted in this annual report appear below. Investments cannot be made directly in any of these indices.

I. The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

II. The Standard & Poor's Midcap 400 is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. The index was developed with a base level of 100 as of 12-31-90.

III. The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is a recognized unmanaged index of U.S. Government Securities performance.

8 Standard & Poor's awarded its Select Fund designation to Selected American Shares based upon proprietary analysis focusing on its experienced management team, disciplined value investment style, and above-average historical performance relative to its value peers. See Standard & Poors Select Fund Profile dated 04/26/00.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED AMERICAN SHARES, INC.
JUNE 30, 2000 (Unaudited)

                                                                                                                VALUE
SHARES                                 SECURITY                                                                (NOTE 1)
========================================================================================================================
COMMON STOCK - (90.68%)

   ADVERTISING AGENCIES - (0.07%)
       220,000      WPP Group PLC......................................................................  $    3,212,306
                                                                                                         --------------
   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (5.70%)
     2,382,200      Golden West Financial Corp. (b).....................................................     97,223,538
     2,250,000      Lloyds TSB Group PLC................................................................     21,238,919
     3,696,560      Wells Fargo & Co....................................................................    143,241,700
                                                                                                         --------------
                                                                                                            261,704,157
                                                                                                         --------------
   BUILDING MATERIALS - (3.77%)
       930,600      Martin Marietta Materials, Inc......................................................     37,631,138
     5,304,610      Masco Corp. ........................................................................     95,814,518
       924,100      Vulcan Materials Co. (b)............................................................     39,447,519
                                                                                                         --------------
                                                                                                            172,893,175
                                                                                                         --------------
   CONSUMER PRODUCTS - (1.37%)
       370,000      Gillette Co. .......................................................................     12,926,875
     1,887,500      Philip Morris Cos., Inc. ...........................................................     50,136,719
                                                                                                         --------------
                                                                                                             63,063,594
                                                                                                         --------------
   DIVERSIFIED - (2.06%)
         1,754      Berkshire Hathaway Inc., Class A*...................................................     94,365,200
            16      Berkshire Hathaway Inc., Class B *..................................................         28,160
                                                                                                         --------------
                                                                                                             94,393,360
                                                                                                         --------------
   DIVERSIFIED MANUFACTURING - (4.53%)
     1,158,200      Dover Corp. ........................................................................     46,979,488
     3,395,000      Tyco International Ltd. ............................................................    160,838,125
                                                                                                         --------------
                                                                                                            207,817,613
                                                                                                         --------------
   ELECTRONICS - (5.62%)
       689,133      Agilent Technologies, Inc.* (b).....................................................     50,823,559
       230,000      Applied Materials, Inc.* (b)........................................................     20,843,750
       507,840      Koninklijke Philips Electronics N.V.................................................     24,122,400
       698,437      Molex Inc. .........................................................................     33,655,933
     1,870,000      Texas Instruments Inc. .............................................................    128,445,625
                                                                                                         --------------
                                                                                                            257,891,267
                                                                                                         --------------
   ENERGY - (0.51%)
       418,021      Devon Energy Corp. .................................................................     23,487,555
                                                                                                         --------------
   FINANCIAL SERVICES - (15.59%)
     4,474,500      American Express Co. ...............................................................    233,233,313
     3,153,142      Citigroup, Inc. ....................................................................    189,966,876
     1,575,000      Freddie Mac.........................................................................     63,787,500
     3,902,100      Household International, Inc. ......................................................    162,181,031
       738,700      Providian Financial Corp. ..........................................................     66,483,000
                                                                                                         --------------
                                                                                                            715,651,720
                                                                                                         --------------

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED AMERICAN SHARES, INC. - CONTINUED
JUNE 30, 2000 (Unaudited)

                                                                                                                VALUE
SHARES                                  SECURITY                                                               (NOTE 1)
=======================================================================================================================
COMMON STOCK - CONTINUED

   FOOD/BEVERAGE & RESTAURANT - (2.62%)
     3,650,000      McDonald's Corp. ................................................................... $  120,221,875
                                                                                                         --------------
   HOTELS & MOTELS - (0.78%)
       988,700      Marriott International, Inc. .......................................................     35,654,994
                                                                                                         --------------
   INDUSTRIAL - (1.43%)
     1,257,700      Sealed Air Corp.* (b)...............................................................     65,872,038
                                                                                                         --------------
   INVESTMENT FIRMS - (3.00%)
       320,000      Donaldson, Lufkin & Jenrette, Inc. .................................................     13,580,000
     1,489,864      Morgan Stanley Dean Witter & Co. ...................................................    124,031,178
                                                                                                         --------------
                                                                                                            137,611,178
                                                                                                         --------------
   LIFE INSURANCE - (0.15%)
       400,000      Sun Life Financial Services of Canada* .............................................      6,750,000
                                                                                                         --------------
   MULTI-LINE INSURANCE - (3.98%)
     1,556,217      American International Group, Inc. .................................................    182,855,498
                                                                                                         --------------
   PHARMACEUTICAL AND HEALTH CARE - (8.76%)
     2,964,900      American Home Products Corp. .......................................................    174,187,875
     1,864,800      Bristol-Myers Squibb Co. ...........................................................    108,624,600
       335,000      Eli Lilly & Co. (b).................................................................     33,458,125
       200,000      Merck & Co., Inc. ..................................................................     15,325,000
       228,900      Pharmacia Corp. ....................................................................     11,831,269
       895,600      SmithKline Beecham PLC - ADR (b)....................................................     58,381,925
                                                                                                         --------------
                                                                                                            401,808,794
                                                                                                         --------------
   PROPERTY/CASUALTY INSURANCE - (2.72%)
       288,400      Chubb Corp..........................................................................     17,736,600
       618,800      Progressive Corp. (Ohio) (b)........................................................     45,791,200
       732,200      Transatlantic Holdings, Inc. (b)....................................................     61,321,750
                                                                                                         --------------
                                                                                                            124,849,550
                                                                                                         --------------
   PUBLISHING - (1.47%)
       173,400      Dow Jones & Co., Inc. ..............................................................     12,701,550
       483,300      Gannett Co., Inc. ..................................................................     28,907,381
       740,000      Tribune Co. ........................................................................     25,900,000
                                                                                                         --------------
                                                                                                             67,508,931
                                                                                                         --------------
   REAL ESTATE - (1.42%)
        77,000      Avalonbay Communities, Inc. (b).....................................................      3,214,750
     1,451,194      Centerpoint Properties Corp. (b)(d).................................................     59,136,156
        70,000      Centerpoint Properties Corp. Private (c)(d).........................................      2,781,188
                                                                                                         --------------
                                                                                                             65,132,094
                                                                                                         --------------

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED AMERICAN SHARES, INC. - CONTINUED
JUNE 30, 2000 (Unaudited)

                                                                                                                VALUE
SHARES/PRINCIPAL                        SECURITY                                                               (NOTE 1)
=======================================================================================================================
COMMON STOCK - CONTINUED

   TECHNOLOGY - (13.48%)
     1,317,100      BMC Software, Inc.* (b)............................................................. $   47,991,831
     1,701,975      Hewlett-Packard Co. ................................................................    212,534,128
       725,000      Intel Corp. ........................................................................     96,878,125
     1,430,000      International Business Machines Corp................................................    156,674,375
     1,385,500      Lexmark International Group, Inc., Class A*.........................................     93,174,875
     1,211,900      Novell, Inc.*.......................................................................     11,210,075
                                                                                                         --------------
                                                                                                            618,463,409
                                                                                                         --------------
   TELECOMMUNICATIONS - (8.97%)
     1,878,340      AT&T Corp. .........................................................................     59,402,503
       500,000      AT&T Wireless Group* (b)............................................................     13,937,500
       414,500      Globalstar Telecommunications Ltd.* (b).............................................      3,678,688
     1,186,200      Loral Space & Communications, Ltd.* (b).............................................      8,229,263
     1,675,000      Lucent Technologies Inc. (b)........................................................     99,243,750
     2,850,000      Motorola, Inc.......................................................................     82,828,125
       190,000      Sprint Corp.........................................................................      9,690,000
     1,813,600      Tellabs, Inc.*......................................................................    124,118,250
       230,000      WorldCom, Inc.*.....................................................................     10,551,250
                                                                                                         --------------
                                                                                                            411,679,329
                                                                                                         --------------
   TRANSPORTATION - (0.15%)
        77,700      Kansas City Southern Industries, Inc................................................      6,891,019
                                                                                                         --------------
   WHOLESALE - (2.53%)
     3,525,000      Costco Wholesale Corp.*.............................................................    116,325,000
                                                                                                         --------------

                           Total Common Stock - (identified cost $2,709,973,306)........................  4,161,738,456
                                                                                                         --------------

PREFERRED STOCK - (0.24%)
        59,100      SAP AG, Pfd (b) - (identified cost $6,131,914). ....................................     10,916,636
                                                                                                         --------------

SHORT TERM INVESTMENTS - (7.79%)
  $357,361,000      Lehman Brothers Repurchase Agreement, 6.70%, 07/03/00, dated 06/30/00, repurchase value $357,560,527 (collateralized by: $249,210,000 par value
                      Fannie Mae, 5.375%-6.650%, 03/15/02-09/10/08, market value
                      $240,045,327 and $129,094,000 par value Freddie Mac, 5.125%-7.250%,
                      08/16/02-04/29/09, market value $124,463,474) - (identified
                      cost $357,361,000)................................................................    357,361,000
                                                                                                         --------------

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED AMERICAN SHARES, INC. - CONTINUED
JUNE 30, 2000 (Unaudited)

                                                                                                               VALUE
                                                                                                              (NOTE 1)
=======================================================================================================================
                    Total Investments - (98.71%) - (identified cost $3,073,466,220) - (a)............    $4,530,016,092
                    Other Assets Less Liabilities - (1.29%)..........................................        59,371,399
                                                                                                         --------------
                           Net Assets - (100%).......................................................    $4,589,387,491
                                                                                                         ==============

*Non-Income Producing Security

(a) Aggregate cost for Federal Income Tax purposes is $3,073,466,220. At June 30, 2000, unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                    Unrealized appreciation..........................................................    $1,559,854,625
                    Unrealized depreciation..........................................................      (103,304,753)
                                                                                                         --------------
                           Net unrealized appreciation ..............................................    $1,456,549,872
                                                                                                         ==============

(b) Loaned security - See Note 7 of Notes to Financial Statements

(c) Restricted security - See Note 8 of Notes to Financial Statements.

(d) Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment Company Act of 1940, at or during the six months ended June 30, 2000. The aggregate fair value of the securities of affiliated companies held by the Fund as of June 30, 2000 amounts to $61,917,344. Transactions during the period in which the issuers were affiliates are as follows:

                            Shares                 Gross           Gross             Shares                 Dividend
Security                    December 31, 1999      Additions       Reductions        June 30, 2000          Income
--------                    -----------------      ---------       ----------        -------------          ------
Centerpoint Properties
     Corporation                1,451,194             -               -                 1,451,194            1,458,450

Centerpoint Properties
     Corporation Private           70,000             -               -                    70,000               70,350


SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED SPECIAL SHARES, INC.
JUNE 30, 2000 (Unaudited)

                                                                                                                VALUE
SHARES                           SECURITY                                                                      (NOTE 1)
=======================================================================================================================
COMMON STOCK - (83.52%)
   APPAREL - (0.41%)
        55,000      Cutter & Buck, Inc.*................................................................  $     436,562
                                                                                                          -------------

   CHEMICALS/METALS - (3.36%)
        30,000      Minerals Technologies, Inc..........................................................      1,380,000
        50,000      OM Group, Inc.......................................................................      2,200,000
                                                                                                          -------------
                                                                                                              3,580,000
                                                                                                          -------------
   COMMUNICATIONS - (1.02%)
         5,000      Palm, Inc.*.........................................................................        166,875
        35,000      Telocity, Inc.*.....................................................................        159,688
        25,000      UTStarcom, Inc.*....................................................................        759,375
                                                                                                          -------------
                                                                                                              1,085,938
                                                                                                          -------------
   ELECTRONICS - (14.66%)
         5,000      AVX Corp............................................................................        114,687
        50,000      Flextronics International Ltd.*.....................................................      3,434,375
        60,000      Jabil Circuit, Inc.*................................................................      2,977,500
        40,000      KLA Tencor Corp.*...................................................................      2,342,500
        48,000      Linear Technology Corp..............................................................      3,066,000
        50,000      Teradyne, Inc.*.....................................................................      3,675,000
                                                                                                          -------------
                                                                                                             15,610,062
                                                                                                          -------------
   EMPLOYEE STAFFING - (5.48%)
        17,000      Heidrick & Struggles International, Inc.*...........................................      1,072,062
       100,000      On Assignment, Inc.*................................................................      3,050,000
        60,000      Robert Half International, Inc.*....................................................      1,710,000
                                                                                                          -------------
                                                                                                              5,832,062
                                                                                                          -------------
   ENERGY - (5.46%)
        45,000      Diamond Offshore Drilling, Inc. ....................................................      1,580,625
        50,500      Nabors Industries, Inc.*............................................................      2,098,906
        40,000      Transocean Sedco Forex Inc..........................................................      2,137,500
                                                                                                          -------------
                                                                                                              5,817,031
                                                                                                          -------------
   ENTERTAINMENT/LEISURE TIME - (3.55%)
        49,000      Cinar Corp., Class B* (b)...........................................................        122,500
        70,000      Imax Corp.*.........................................................................      1,583,750
        20,000      Univision Communications, Inc. Class A*.............................................      2,070,000
                                                                                                          -------------
                                                                                                              3,776,250
                                                                                                          -------------

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED SPECIAL SHARES, INC. - CONTINUED
JUNE 30, 2000 (Unaudited)

                                                                                                                VALUE
SHARES                                  SECURITY                                                               (NOTE 1)
=======================================================================================================================
COMMON STOCK - CONTINUED

   FINANCIAL SERVICES - (7.89%)
        45,000      Blackrock, Inc.*....................................................................  $   1,305,000
       108,000      The Charles Schwab Corp.............................................................      3,631,500
        50,000      Firstar Corp........................................................................      1,053,125
        35,000      LendingTree, Inc.*..................................................................        262,500
        25,000      Northern Trust Corp.................................................................      1,625,000
        30,000      TD Waterhouse Group, Inc.*..........................................................        519,375
                                                                                                          -------------
                                                                                                              8,396,500
                                                                                                          -------------
   HEALTHCARE - (5.12%)
        35,000      Cardinal Health, Inc................................................................      2,590,000
        30,000      Focal, Inc.*........................................................................         86,250
         5,000      Human Genome Sciences, Inc.*........................................................        666,563
        10,000      Regeneron Pharmaceuticals, Inc.*....................................................        298,125
        15,000      Sepracor, Inc.*.....................................................................      1,808,438
                                                                                                          -------------
                                                                                                              5,449,376
                                                                                                          -------------
   HOME/OFFICE FURNITURE - (2.14%)
        45,000      Ethan Allen Interiors, Inc..........................................................      1,080,000
        72,600      Leggett & Platt, Inc................................................................      1,197,900
                                                                                                          -------------
                                                                                                              2,277,900
                                                                                                          -------------
   INDUSTRIAL PRODUCTS - (5.48%)
        10,000      Grainger, W.W., Inc.*...............................................................        308,125
        15,600      Illinois Tool Works, Inc............................................................        889,200
        87,695      Molex Inc., Class A.................................................................      3,069,325
        30,000      Sealed Air Corp.*...................................................................      1,571,250
                                                                                                          -------------
                                                                                                              5,837,900
                                                                                                          -------------
   INFORMATION PROCESSING - OFFICE EQUIPMENT - (0.95%)
        15,000      Lexmark International Group, Inc., Class A*.........................................      1,008,750
                                                                                                          -------------

   INFORMATION PROCESSING - SERVICES - (10.76%)
        30,000      Agency.Com Inc.*....................................................................        532,500
        70,000      Computer Sciences Corp.*............................................................      5,228,125
        32,000      DST Systems, Inc.*..................................................................      2,436,000
        77,437      Paychex, Inc........................................................................      3,252,354
                                                                                                          -------------
                                                                                                             11,448,979
                                                                                                          -------------
   INFORMATION PROCESSING - SOFTWARE - (2.87%)
        12,000      Adobe Systems, Inc..................................................................      1,558,500
         8,000      Ariba, Inc.*........................................................................        784,000
        30,000      Saba Software, Inc.*................................................................        630,000
         2,600      Safeguard Scientifics, Inc.*........................................................         83,363
                                                                                                          -------------
                                                                                                              3,055,863
                                                                                                          -------------

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED SPECIAL SHARES, INC. - CONTINUED
JUNE 30, 2000 (Unaudited)

                                                                                                                 VALUE
SHARES/PRINCIPAL                        SECURITY                                                                (NOTE 1)
=======================================================================================================================
COMMON STOCK - CONTINUED

   REAL ESTATE SERVICES - (0.63%)
        50,000      Jones Lang LaSalle, Inc.*...........................................................  $     668,750
                                                                                                          -------------

   RETAILING - (11.66%)
        30,000      Cheap Tickets, Inc.*................................................................        358,125
        45,000      The Home Depot, Inc.................................................................      2,247,187
        65,800      Kohl's Corp.*.......................................................................      3,660,125
        75,000      Tiffany & Co........................................................................      5,062,500
        50,000      Yankee Candle Company, Inc.*........................................................      1,081,250
                                                                                                          -------------
                                                                                                             12,409,187
                                                                                                          -------------
   TRANSPORTATION - (2.08%)
        25,000      Kansas City Southern Industries, Inc................................................      2,217,188
                                                                                                          -------------

                           Total Common Stock - (identified cost $46,597,692)...........................     88,908,298
                                                                                                          -------------

SHORT TERM INVESTMENTS - (15.87%)
$   16,887,000      Lehman Brothers Repurchase  Agreement, 6.70%, 07/03/00, dated 06/30/00, repurchase value $16,896,429 (collateralized  by: $13,896,000 par value
                      U.S. Treasury Nts., 5.375%-6.37%, 12/31/00-08/15/09, market value
                      $13,900,331, and $3,139,000 par value U.S. Treasury Bonds, 7.625%-8.375%,
                      02/15/07-08/15/08, market value $3,325,992) - (identified cost $16,887,000)........    16,887,000
                                                                                                          -------------


                    Total Investments - (99.39%) - (identified cost $63,484,692) - (a).................     105,795,298
                    Other Assets Less Liabilities - (0.61%).............................................        653,956
                                                                                                          -------------
                         Net Assets - (100%)............................................................  $ 106,449,254
                                                                                                          =============

*Non-Income Producing Security

(a) Aggregate cost for Federal Income Tax purposes is $63,484,692. At June 30, 2000, unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                    Unrealized appreciation............................................................. $   46,167,664
                    Unrealized depreciation.............................................................     (3,857,058)
                                                                                                         --------------
                         Net unrealized appreciation ................................................... $   42,310,606
                                                                                                         ==============

(b) Restricted security - See Note 8 of Notes to Financial Statements.


SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED CAPITAL PRESERVATION TRUST -
   SELECTED U.S. GOVERNMENT INCOME FUND
JUNE 30, 2000 (Unaudited)

                                                                                                                VALUE
PRINCIPAL                                        SECURITY                                                      (NOTE 1)
=======================================================================================================================
MORTGAGES - (13.44%)

   FREDDIE MAC POOLS - (12.82%)
    $  453,692    7.00%, 12/01/15, Pool No. D9-1178 - (identified cost $455,819)........................   $    446,723
                                                                                                           ------------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION POOLS - (0.62%)
         9,586    6.75%, 09/20/23, Pool No. 008299 (b)..................................................          9,639
        12,113    7.375%, 01/20/24, Pool No. 008360 (b)...............................................           12,144
                                                                                                           ------------
                           Total GNMA - (identified cost $20,186).......................................         21,783
                                                                                                           ------------

                           Total Mortgages - (identified cost $476,005).................................        468,506
                                                                                                           ------------

U.S. TREASURY NOTES - (28.57%)
       500,000    United States Treasury Notes, 5.625%, 09/30/01........................................        494,685
       500,000    United States Treasury Notes, 6.25%, 02/15/07.........................................        500,390
                                                                                                           ------------
                           Total U.S. Treasury Notes - (identified cost $1,002,949).....................        995,075
                                                                                                           ------------

GOVERNMENT AGENCY NOTES - (45.81%)
     1,500,000    Freddie Mac, 6.25%, 07/15/04..........................................................      1,458,285
       500,000    Freddie Mac, Zero Cpn, 01/02/19.......................................................        137,344
                                                                                                           ------------
                           Total Government Agency Notes - (identified cost $1,627,796).................      1,595,629
                                                                                                           ------------

SHORT TERM INVESTMENTS - (10.16%)
       354,000      State Street Corporation Repurchase Agreement, 6.60%, 07/03/00, dated 06/30/00, repurchase value of $354,195 (collateralized by: $360,000 par value Federal Home
                    Loan Bank, 7.00%, 08/28/01, market value $367,200) - (identified cost $354,000).....        354,000
                                                                                                           ------------


                  Total Investments - (97.98%) - (identified cost $3,460,750) - (a).....................      3,413,210
                  Other Assets Less Liabilities - (2.02%)...............................................         70,218
                                                                                                           ------------
                           Net Assets - (100%)..........................................................   $  3,483,428
                                                                                                           ============

(a) Aggregate cost for Federal Income Tax purposes is $3,460,750. At June 30, 2000, unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                  Unrealized appreciation...............................................................   $      3,889
                  Unrealized depreciation...............................................................        (51,429)
                                                                                                           ------------
                           Net unrealized depreciation..................................................   $    (47,540)
                                                                                                           ============

(b) The interest rates on floating rate securities, shown as of June 30, 2000, may change monthly or less frequently and are based on indices of market interest rates.



SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED CAPITAL PRESERVATION TRUST -
   SELECTED DAILY GOVERNMENT FUND
JUNE 30, 2000 (Unaudited)

                                                                                                                VALUE
PRINCIPAL                                                                                                      (NOTE 1)
=======================================================================================================================
FANNIE MAE - (26.72%)
$  1,250,000      6.33%, 08/11/00.......................................................................   $  1,250,187
   2,000,000      5.95%, 08/17/00 Discount Note.........................................................      1,984,464
   3,100,000      6.435%, 08/24/00 Discount Note........................................................      3,070,077
   2,000,000      6.664%, 09/06/00 (b)..................................................................      1,999,694
   1,050,000      6.29%, 10/04/00.......................................................................      1,048,054
   1,890,000      4.45%, 10/16/00.......................................................................      1,876,386
     200,000      5.90%, 11/20/00.......................................................................        199,142
  10,000,000      6.49%, 11/22/00 (b)...................................................................      9,999,248
   2,000,000      6.426%, 12/08/00 (b)..................................................................      1,999,143
   2,000,000      8.25%, 12/18/00.......................................................................      2,016,756
   1,000,000      5.23%, 01/08/01.......................................................................        994,171
     750,000      5.30%, 01/12/01.......................................................................        745,715
   1,000,000      5.30%, 01/19/01.......................................................................        992,911
   2,000,000      5.28%, 02/20/01.......................................................................      1,982,808
     250,000      5.36%, 02/26/01.......................................................................        248,083
   2,000,000      5.30%, 04/17/01.......................................................................      1,979,261
   1,000,000      5.38%, 04/26/01.......................................................................        986,706
   2,000,000      6.244%, 05/10/01 (b)..................................................................      2,000,000
     150,000      5.65%, 06/01/01.......................................................................        148,128
                                                                                                           ------------
                      Total Fannie Mae - (identified cost $35,520,934) .................................     35,520,934
                                                                                                           ------------

FEDERAL FARM CREDIT BANK - (5.26%)
   2,000,000      6.293%, 07/03/00 (b)..................................................................      1,999,967
   1,000,000      6.43%, 07/10/00 Discount Note.........................................................        998,393
   2,000,000      6.481%, 09/01/00 (b)..................................................................      1,999,898
   2,000,000      5.65%, 12/29/00.......................................................................      1,992,533
                                                                                                           ------------
                      Total Federal Farm Credit Bank - (identified cost $6,990,791).....................      6,990,791
                                                                                                           ------------

FEDERAL HOME LOAN BANK - (30.96%)
   2,000,000      6.00%, 07/05/00.......................................................................      2,000,046
     250,000      5.50%, 07/14/00.......................................................................        249,959
   4,500,000      5.56%, 07/14/00.......................................................................      4,499,534
   1,030,000      5.89%, 07/24/00.......................................................................      1,030,030
     150,000      5.62%, 08/10/00.......................................................................        149,930
   1,500,000      5.47%, 08/17/00.......................................................................      1,498,617
     500,000      5.875%, 09/07/00......................................................................        499,931
     760,000      5.75%, 09/15/00.......................................................................        759,509
   2,000,000      6.13%, 10/04/00 (b)...................................................................      1,999,709
     100,000      5.95%, 10/06/00.......................................................................         99,853
   5,000,000      6.552%, 10/06/00 (b)..................................................................      5,002,643

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED CAPITAL PRESERVATION TRUST -
   SELECTED DAILY GOVERNMENT FUND   - CONTINUED
JUNE 30, 2000 (Unaudited)

                                                                                                                VALUE
PRINCIPAL                                                                                                      (NOTE 1)
=======================================================================================================================
FEDERAL HOME LOAN BANK - CONTINUED
$  4,500,000      6.04%, 10/25/00.......................................................................   $  4,489,472
     700,000      6.04%, 10/25/00.......................................................................        698,623
   2,000,000      6.09%, 11/03/00.......................................................................      1,998,015
   2,000,000      6.393%, 12/01/00 (b)..................................................................      1,999,749
   1,000,000      5.50%, 12/22/00.......................................................................        993,073
     250,000      5.76%, 01/17/01.......................................................................        248,336
     500,000      6.315%, 01/19/01......................................................................        499,275
   1,000,000      6.465%, 02/16/01......................................................................        995,962
   1,000,000      6.60%, 02/22/01.......................................................................        999,950
   1,000,000      5.58%, 02/23/01.......................................................................        991,160
     310,000      5.18%, 02/26/01.......................................................................        307,049
   1,000,000      6.76%, 03/13/01.......................................................................      1,000,000
   2,000,000      5.40%, 03/15/01.......................................................................      1,982,621
   3,000,000      5.625%, 03/19/01......................................................................      2,972,935
   2,000,000      6.194%, 04/12/01 (b)..................................................................      2,000,000
   1,200,000      7.00%, 05/18/01.......................................................................      1,196,991
                                                                                                           ------------
                      Total Federal Home Loan Bank - (identified cost $41,162,972)......................     41,162,972
                                                                                                           ------------

FREDDIE MAC - (12.34%)
     400,000      6.515%, 08/25/00......................................................................        399,756
     400,000      6.155%, 09/15/00......................................................................        400,101
     350,000      6.07%, 09/21/00.......................................................................        349,847
   5,000,000      6.056%, 01/10/01 (b)..................................................................      4,997,495
   2,000,000      5.35%, 01/26/01.......................................................................      1,978,116
     300,000      5.25%, 02/16/01.......................................................................        297,197
   1,000,000      5.59%, 03/15/01.......................................................................        988,933
   2,000,000      7.125%, 07/13/01......................................................................      1,999,840
   5,000,000      6.428%, 09/21/01(b)...................................................................      4,995,859
                                                                                                           ------------
                      Total Freddie Mac - (identified cost $16,407,144).................................     16,407,144
                                                                                                           ------------

SALLIE MAE - (14.29%)
   3,000,000      6.214%, 07/20/00 (b)..................................................................      2,999,962
   2,000,000      6.045%, 11/03/00......................................................................      1,997,431
   5,000,000      6.544%, 11/15/00 (b)..................................................................      4,999,083
   1,000,000      5.90%, 12/01/00.......................................................................        997,797
   8,000,000      6.284%, 03/09/01(b)...................................................................      7,997,457
                                                                                                           ------------
                      Total Sallie Mae - (identified cost $18,991,730)..................................     18,991,730
                                                                                                           ------------

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED CAPITAL PRESERVATION TRUST -
   SELECTED DAILY GOVERNMENT FUND - CONTINUED
JUNE 30, 2000 (Unaudited)

                                                                                                                VALUE
PRINCIPAL                                                                                                      (NOTE 1)
=======================================================================================================================
OTHER SHORT TERM INVESTMENTS - (11.35%)
$   15,092,000      Lehman Brothers Repurchase Agreement, 6.70%, 07/03/00, dated 06/30/00, repurchase value $ 15,100,426 (collateralized by: $17,490,000 par value
                      Freddie Mac, 5.125%, 10/15/08, market value $15,397,621)
                      - (identified cost $15,092,000)...................................................   $ 15,092,000
                                                                                                           ------------


                    Total Investments - (100.92%) - (identified cost $134,165,571) - (a)................    134,165,571
                    Liabilities Less Other Assets - (0.92%).............................................     (1,220,250)
                                                                                                           ------------
                           Net Assets - (100%)..........................................................   $132,945,321
                                                                                                           ============

(a) Aggregate cost for Federal income tax purposes is $134,165,571.

(b) The interest rates on floating rate securities, shown as of June 30, 2000, may change daily or less frequently and are based on indices of market rates. For purposes of amortized cost valuation, the maturity dates of these securities are considered to be the effective maturities, based on the reset dates of the securities' variable rates.


SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2000 (Unaudited)

=====================================================================================================================
                                                                                           U.S.
                                                       SELECTED          SELECTED       GOVERNMENT          DAILY
                                                       AMERICAN          SPECIAL          INCOME         GOVERNMENT
                                                        SHARES            SHARES           FUND              FUND
                                                    --------------     ------------     -----------     ------------
ASSETS:
   Investments in securities, at value * (see
     accompanying Schedules of Investments)
     Unaffiliated companies......................   $4,468,098,748     $105,795,298     $ 3,413,210     $134,165,571
     Affiliated companies........................       61,917,344            -               -               -
   Collateral for securities loaned (Note 7).....      179,777,165            -               -               -
   Prepaid expenses..............................          197,108            5,750           4,131            9,527
   Cash..........................................          162,113           14,521           6,097           12,760
   Receivables:
     Dividends and interest......................        3,927,991           27,668          64,900        1,510,998
     Capital stock sold..........................        9,549,006          642,007           -                  247
     Investment securities sold..................       71,713,044          220,165           -               -
     Due from adviser............................            -                -               7,697           -
                                                    --------------     ------------     -----------     ------------
         Total assets............................    4,795,342,519      106,705,409       3,496,035      135,699,103
                                                    --------------     ------------     -----------     ------------
LIABILITIES:
   Return of collateral for securities loaned
     (Note 7)....................................      179,777,165            -               -               -
   Payables:
     Capital stock reacquired....................          751,478            2,542           -              333,801
     Investment securities purchased.............       21,511,553          132,500           -            1,999,840
   Accrued expenses..............................        3,914,832          121,113           5,933           90,213
   Distributions payable.........................           -                 -               6,674          329,928
                                                    --------------     ------------     -----------     ------------
         Total liabilities.......................      205,955,028          256,155          12,607        2,753,782
                                                    --------------     ------------     -----------     ------------

NET ASSETS ......................................   $4,589,387,491     $106,449,254     $ 3,483,428     $132,945,321
                                                    ==============     ============     ===========     ============

SHARES OUTSTANDING (NOTE 5)......................      120,510,482        6,281,028         416,105      132,945,321
                                                    ==============     ============     ===========     ============

NET ASSET VALUE, offering and
     redemption price per share (Net
     Assets / shares outstanding)................      $     38.08       $    16.95      $     8.37       $     1.00
                                                       ===========       ==========      ==========       ==========

NET ASSETS CONSIST OF:
   Par value of shares of capital stock .........   $2,551,799,423     $ 51,850,033     $ 3,657,662     $119,650,789
   Additional paid-in capital....................      150,638,103        1,570,257          41,611       13,294,532
   Overdistributed net investment income.........       (2,774,625)        (304,217)          -               -
   Accumulated net realized gain (loss)..........      433,174,718       11,022,575        (168,305)          -
   Net unrealized appreciation (depreciation) on
     investments.................................    1,456,549,872       42,310,606         (47,540)          -
                                                    --------------     ------------     -----------     ------------

                                                    $4,589,387,491     $106,449,254     $ 3,483,428     $132,945,321
                                                    ==============     ============     ===========     ============

* Including repurchase agreements of $357,361,000, $16,887,000, $354,000, and
$15,092,000 for Selected American Shares, Selected Special Shares, Selected U.S. Government Income Fund and Selected Daily Government Fund, respectively, and cost of $3,073,466,220, $63,484,692, $3,460,750 and $134,165,571 for Selected
American Shares, Selected Special Shares, Selected U.S. Government Income Fund and Selected Daily Government Fund, respectively.


SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
STATEMENT OF OPERATIONS
For the six months ended June 30, 2000 (Unaudited)

===================================================================================================================
                                                                                          U.S.
                                                       SELECTED          SELECTED      GOVERNMENT         DAILY
                                                       AMERICAN          SPECIAL         INCOME        GOVERNMENT
                                                        SHARES            SHARES          FUND             FUND
                                                    --------------     ------------    -----------    ------------
INVESTMENT  INCOME (LOSS):
Income:
   Dividends
     Unaffiliated companies.......................    $  15,907,617    $   138,729      $  -           $    -
     Affiliated companies.........................        1,528,800          -             -                -
   Interest.......................................        5,748,834        166,416       127,469        4,007,084
   Lending fees...................................          183,940          -             -                -
                                                      -------------    -----------      --------       ----------
       Total income...............................       23,369,191        305,145       127,469        4,007,084
                                                      -------------    -----------      --------       ----------
Expenses:
   Management fees (Note 2).......................       11,650,322        355,679         5,926          197,419
   Custodian fees.................................          273,263         12,972         4,577            9,485
   Transfer agent fees............................        1,374,934         64,021         6,137           31,896
   Audit fees.....................................           12,075          5,750         3,450            5,175
   Legal fees.....................................           75,277          7,237           192            7,040
   Reports to shareholders........................          273,988          8,690           291            8,525
   Directors fees and expenses....................          152,908          4,533           215            5,683
   Registration and filing fees...................           69,380         11,141        10,695           13,304
   Miscellaneous..................................           53,685          3,117         3,396            4,494
   Payments under distribution plan (Note 3)......        5,157,554        129,431         4,938          164,516
                                                      -------------    -----------      --------       ----------
       Total expenses.............................       19,093,386        602,571        39,817          447,537
       Expenses paid indirectly (Note 6)..........          (11,918)          (954)          (37)             (92)
       Reimbursement of expenses by
         adviser (Note 2).........................           -               -           (17,426)           -
                                                      ------------     -----------      --------       ----------
       Net expenses...............................       19,081,468        601,617        22,354          447,445
                                                      -------------    -----------      --------       ----------
       Net investment income (loss)...............        4,287,723       (296,472)      105,115        3,559,639
                                                      -------------    -----------      --------       ----------

REALIZED  AND  UNREALIZED
GAIN (LOSS) ON INVESTMENTS:

   Net realized gain (loss) from
     investment transactions......................      434,420,077     11,146,727       (30,775)           -
   Net change in unrealized
     appreciation/(depreciation) of investments
     during the period............................     (184,307,475)    (6,114,589)       21,816            -
                                                      -------------    -----------      ---------      ----------
   Net realized and unrealized
     gain (loss) on investments...................      250,112,602      5,032,138        (8,959)           -
                                                      -------------    -----------      --------       ----------
     Net increase in net assets resulting from
       operations.................................    $ 254,400,325    $ 4,735,666      $ 96,156       $3,559,639
                                                      =============    ===========      ========       ==========


SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2000 (Unaudited)

===================================================================================================================
                                                                                          U.S.
                                                       SELECTED          SELECTED      GOVERNMENT         DAILY
                                                       AMERICAN          SPECIAL         INCOME        GOVERNMENT
                                                        SHARES            SHARES          FUND             FUND
                                                    --------------     ------------    -----------    ------------
OPERATIONS:
    Net investment income (loss)................   $    4,287,723     $   (296,472)    $  105,115     $  3,559,639
    Net realized gain (loss) from
      investment transactions...................      434,420,077       11,146,727        (30,775)           -
    Net change in unrealized
      appreciation/(depreciation) of investments     (184,307,475)      (6,114,589)        21,816            -
                                                   --------------     ------------     -----------    ------------
    Net increase in net
      assets resulting from operations..........      254,400,325        4,735,666         96,156        3,559,639

DIVIDENDS AND DISTRIBUTIONS
    TO SHAREHOLDERS FROM:
    Net investment income.......................       (6,873,333)          -            (104,273)      (3,559,639)
    Realized gains from investment
      transactions..............................       (4,940,677)          -                -               -

CAPITAL SHARE TRANSACTIONS
    (NOTE 5)....................................      642,431,647       (5,878,175)      (921,253)       1,602,908
                                                   --------------     ------------     ----------     ------------

Total increase (decrease) in net assets.........      885,017,962       (1,142,509)      (929,370)       1,602,908

NET ASSETS:
    Beginning of period.........................    3,704,369,529      107,591,763      4,412,798      131,342,413
                                                   --------------     ------------     ----------     ------------
    End of period...............................   $4,589,387,491     $106,449,254     $3,483,428     $132,945,321
                                                   ==============     ============     ==========     ============













SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 1999

===================================================================================================================
                                                                                          U.S.
                                                       SELECTED          SELECTED      GOVERNMENT         DAILY
                                                       AMERICAN          SPECIAL         INCOME        GOVERNMENT
                                                        SHARES            SHARES          FUND             FUND
                                                    --------------     ------------    -----------    ------------
OPERATIONS:
    Net investment income (loss)................   $    7,855,983     $   (567,926)    $   277,075    $  5,720,923
    Net realized gains/(losses) from
      investment transactions...................      135,025,695        4,921,785        (137,530)          -
    Net increase (decrease) in unrealized
      appreciation of investments...............      457,447,484       11,104,600        (250,320)          -
                                                   --------------     ------------     -----------    ------------
    Net increase (decrease) in net
      assets resulting from operations..........      600,329,162       15,458,459        (110,775)      5,720,923

DIVIDENDS AND DISTRIBUTIONS
    TO SHAREHOLDERS FROM:
    Net investment income.......................       (7,855,983)          -             (277,075)     (5,720,923)
    Realized gains from investment
      transactions..............................     (148,111,926)      (6,184,763)        (27,599)          -
    Return of capital...........................          -                 (1,137)          -               -
    Distribution in excess of net investment
      income....................................          -                 -                 (840)          -

CAPITAL SHARE TRANSACTIONS
    (NOTE 5)....................................      354,101,450        3,675,089      (1,407,546)      5,139,905
                                                   --------------     ------------     -----------    ------------

Total increase (decrease) in net assets.........      798,462,703       12,947,648      (1,823,835)      5,139,905

NET ASSETS:
    Beginning of period.........................    2,905,906,826       94,644,115       6,236,633     126,202,508
                                                   --------------     ------------     -----------    ------------
    End of period...............................   $3,704,369,529     $107,591,763     $ 4,412,798    $131,342,413
                                                   ==============     ============     ===========    ============













SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS
June 30, 2000 (Unaudited)

================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The Selected Funds (the Funds) consist of Selected American Shares, Inc., (American Shares, Inc.), Selected Special Shares, Inc., (Special Shares, Inc.), and the Selected Capital Preservation Trust (the Trust). The Trust operates as a series fund, consisting of the U.S. Government Income Fund and Daily Government Fund. The Funds and Trust are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The Trust accounts separately for the assets, liabilities and operations of each series. The following is a summary of significant accounting policies followed by the Funds in the preparation of financial statements.

    American Shares, Inc. and Special Shares, Inc. are diversified, professionally managed stock-oriented funds.

    Selected U.S. Government Income Fund (U.S. Government Income) seeks to obtain current income consistent with preservation of capital by investing primarily in debt obligations of the U.S. Government, its agencies or instrumentalities.

    Selected Daily Government Fund (Daily Government) seeks to provide a high level of current income from short-term money market securities consistent with prudent investment management, preservation of capital and maintenance of liquidity. It invests in U.S. Government Securities and repurchase agreements in respect thereto.

    An investment in any of the Funds, as with any mutual fund, includes risks that vary depending upon the fund's investment objectives and policies. There is no assurance that the investment objective of any fund will be achieved. A fund's return and net asset value will fluctuate, although Daily Government seeks to maintain a net asset value of $1.00 per share.

A. VALUATION OF SECURITIES - Securities listed on national securities exchanges are valued at the last reported sales price on the day of valuation. Securities traded in the over the counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined by the Boards of Directors/Trustees. The Daily Government Fund uses the amortized cost method of valuing investment securities, which represents fair value as determined by the Board of Trustees. These valuation procedures are reviewed and subject to approval by the Board of Directors/Trustees.

B. FEDERAL INCOME TAXES - It is each fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income or excise tax is required. At June 30, 2000, Selected Special Shares had approximately $20,510 of post October losses available to offset future capital gains which expire in 2008. At June 30, 2000, Selected U.S. Government Income had approximately 137,350 of capital loss carryovers and post October losses available to offset future capital gains which expire in 2007 and 2008.

C. USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2000 (Unaudited)

================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (Continued)

D. SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Discounts and premiums on debt securities (excluding convertible bonds) purchased are amortized over the lives of the respective securities in accordance with the requirements of the Internal Revenue Code.

E. DIRECTORS/TRUSTEES FEES AND EXPENSES - The Funds' has adopted a non funded retirement plan for the Fund's independent directors/trustees. Benefits are based upon years of service and fees paid to each director/trustee during the years of service. During the six months ended June 30, 2000, for Selected American Shares, a credit of $84,122 was made for the projected benefit obligations, resulting in an accumulated liability of $350,109. During the six months ended June 30, 2000, for Selected Special Shares, a credit of $2,330 was made for the projected benefit obligations, resulting in an accumulated liability of $10,076. During the six months ended June 30, 2000, for Selected U.S. Government Income, a credit of $49 was made for the projected benefit obligations, resulting in an accumulated liability of $461. During the six months ended June 30, 2000, for Selected Daily Government, a credit of $752 was made for the projected benefit obligations, resulting in an accumulated liability of $8,772.

The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all for a portion of annual fees they are entitled to receive from Selected American Shares and Selected Special Shares. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Director/Trustee in shares of one or more Selected funds selected by the Director/Trustee. The amount paid to the Director/Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Director/Trustees' fees under the plan will not affect the net assets of the Funds, and will not materially affect the Fund's assets, liabilities or net income per share.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Funds. The Funds adjust the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations.

NOTE 2 - INVESTMENT ADVISORY FEES

    Advisory fees are paid monthly to Davis Selected Advisers, L.P., the Fund's investment adviser. The rate for Selected American Shares is 0.65% on the first $500 million of average net assets, 0.60% of the average net assets on the next $500 million, 0.55% of the average net assets on the next $2 billion, 0.54% of the average net assets on the next $1 billion, 0.53% of the average net assets on the next the next $1 billion, 0.52% of the average net assets on the next $1 billion, 0.51% of the average net assets on the next $1 billion and 0.50% of the average net assets in excess of $7 billion. The rate for Special Shares, Inc. is 0.70% on the first $50 million of average net assets, 0.675% on the next $100 million, 0.65% on the next $100 million and 0.60% of average net assets in excess of $250 million. The rate for both the U.S. Government Income Fund and the Daily Government Fund is 0.30% of average net assets.

    State Street Bank is the Funds' primary transfer agent. Davis Selected Advisers, L.P. (the "Adviser") is also paid for certain transfer agent services. The fee paid to the Adviser for the six months ended June 30, 2000 was $68,764, $6,473,

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2000 (Unaudited)

================================================================================

NOTE 2 - INVESTMENT ADVISORY FEES - (Continued)

$365 and $2,250 for American Shares, Inc., Special Shares, Inc., U.S. Government Income and Daily Government Funds, respectively. Certain directors/trustees and officers of the Funds are also directors/trustees and officers of the general partner of the Adviser.

    The Adviser has agreed to reimburse the U.S. Government Income Fund for any Fund expenses in excess of 1.30% of average net assets.

    Davis Selected Advisers - NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. The Funds pay no fees directly to DSA-NY.

NOTE 3 - DISTRIBUTION

    With respect to Special Shares, Inc., Bramwell Capital Management, Inc. ("Bramwell") also acts as sub-adviser and manages the day-to-day investment operations for the fund. The Fund pays no fees directly to Bramwell, who receives from the Adviser, a percentage of the total annual investment advisory fees paid by the Fund to the Adviser.

    Each fund has adopted procedures to treat Shelby Cullom Davis & Co. ("SCD") as an affiliate of the Adviser. For American Shares, Inc., SCD received $42,270 in commissions on the purchases/sales of portfolio securities.

    For services under the distribution agreement, the Funds pay a fee of 0.25% of average daily net assets. For the six months ended June 30, 2000, American Shares, Inc., Special Shares, Inc., U.S. Government Income and Daily Government Funds incurred distribution services fees totaling $5,157,554, $129,431, $4,938 and $164,516, respectively.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

    Purchases and sales of investment securities (excluding short-term securities) during the six months ended June 30, 2000 were as follows:


                                 AMERICAN         SPECIAL      U.S. GOVERNMENT
                               SHARES, INC.    SHARES, INC.         INCOME
                             --------------    ------------    ---------------
     Cost of purchases.....  $1,029,951,679    $ 12,669,210        $ 134,835
     Proceeds of sales.....  $  715,288,981    $ 35,710,339        $ 948,985

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2000 (Unaudited)

================================================================================

NOTE 5 - CAPITAL STOCK

    At June 30, 2000, there were 300 million shares of capital stock of American Shares, Inc. ($1.25 par value per share) authorized. At June 30, 2000, there were 50 million shares of capital stock of Special Shares, Inc. ($0.25 par value per share) authorized. At June 30, 2000, there were unlimited shares of capital stock of Selected Capital Preservation Trust ($0.10 par value per share) authorized. Transactions in capital stock were as follows:

                                                                                   SIX MONTHS ENDED
                                                                                JUNE 30, 2000 (UNAUDITED)
                                                            ---------------------------------------------------------------
                                                                AMERICAN        SPECIAL          U.S.
                                                                 SHARES         SHARES        GOVERNMENT          DAILY
                                                                  INC.           INC.           INCOME         GOVERNMENT
                                                            -------------    ------------     -----------     ------------
Shares sold...............................................     25,393,391       2,490,802          13,354        10,109,981
Shares issued in reinvestment of distributions............        291,406              58          10,654         3,552,610
                                                            -------------    ------------     -----------     ------------
                                                               25,684,797       2,490,860          24,008        13,662,591
Shares redeemed...........................................     (8,650,688)     (2,864,543)       (135,185)     (12,059,683)
                                                            -------------    ------------     -----------     ------------
      Net increase (decrease).............................     17,034,109        (373,683)       (111,177)       1,602,908
                                                            =============    ============     ===========     ============

Proceeds from shares sold.................................  $ 948,636,274    $ 41,056,131     $   111,164     $ 10,109,981
Proceeds from shares issued in
    reinvestment of distributions.........................     11,417,134           1,000          88,501        3,552,610
                                                            -------------    ------------     -----------     ------------
                                                              960,053,408      41,057,131         199,665       13,662,591
Cost of shares redeemed...................................   (317,621,761)    (46,935,306)     (1,120,918)     (12,059,683)
                                                            -------------    ------------     -----------     ------------
      Net increase (decrease).............................  $ 642,431,647    $ (5,878,175)    $  (921,253)    $  1,602,908
                                                            =============    ============     ===========     ============



                                                                                      YEAR ENDED
                                                                                    DECEMBER 31, 1999
                                                            ---------------------------------------------------------------
                                                                AMERICAN        SPECIAL          U.S.
                                                                 SHARES         SHARES        GOVERNMENT          DAILY
                                                                  INC.           INC.           INCOME         GOVERNMENT
                                                            -------------   ------------   -----------        ------------
Shares sold...............................................     22,168,838      1,447,351        66,570          15,388,012
Shares issued in reinvestment of distributions............      4,424,497        384,122        29,508           5,601,074
                                                            -------------   ------------   -----------        ------------
                                                               26,593,335      1,831,473        96,078          20,989,086
Shares redeemed...........................................    (16,364,757)    (1,586,891)     (258,633)        (15,849,181)
                                                            -------------   ------------   -----------        ------------
      Net increase (decrease).............................     10,228,578        244,582      (162,555)          5,139,905
                                                            =============   ============   ===========        ============

Proceeds from shares sold.................................  $ 750,251,715   $ 21,526,141   $   584,615        $ 15,388,012
Proceeds from shares issued in
    reinvestment of distributions.........................    150,287,145      5,672,955       255,999           5,601,074
                                                            -------------   ------------   -----------        ------------
                                                              900,538,860     27,199,096       840,614          20,989,086
Cost of shares redeemed...................................   (546,437,410)   (23,524,007)   (2,248,160)        (15,849,181)
                                                            -------------   ------------   -----------        ------------
      Net increase (decrease).............................  $ 354,101,450   $  3,675,089   $(1,407,546)       $  5,139,905
                                                            =============   ============   ===========        ============


SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2000 (Unaudited)

================================================================================

NOTE 6 - CUSTODIAN FEES

    Under an agreement with the custodian bank, each fund's custodian fees are reduced for earnings on cash balances maintained at the custodian by the Funds. During the six months ended June 30, 2000, such reductions amounted to $11,918, $954, $37 and $92 for American Shares, Inc., Special Shares, Inc., U.S. Government Income and Daily Government, respectively.

NOTE 7 - SECURITIES LOANED

    American Shares, Inc. (the "Fund") has entered into a securities lending arrangement with PaineWebber, Inc. Under the terms of the agreement, the Fund receives fee income from lending transactions; in exchange for such fees, PaineWebber, Inc. is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal to the value of the securities loaned. Cash collateral is invested by the Adviser in money market instruments. As of June 30, 2000, the Fund had on loan securities valued at $173,541,021; cash of $179,777,165 was received as collateral for the loans and has been invested in approved instruments. The Fund bears the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

NOTE 8 - RESTRICTED SECURITIES

    Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are valued under methods approved by the Board of Directors as reflecting fair value. The aggregate value of restricted securities in American Shares, Inc. was $2,781,188, or 0.06% of the net assets as of June 30, 2000. The aggregate value of restricted securities in Special Shares, Inc. was $122,500, or 0.12% of the net assets as of June 30, 2000. Information concerning restricted securities is as follows:


                                                                  Number of                     Valuation per Unit as
Fund               Security                 Acquisition Date       Shares       Cost per Unit     of June 30, 2000
----               --------                 ----------------       ------       -------------     ----------------
American           Centerpoint Properties
Shares, Inc.       Corp. Private               04/02/98            70,000        $32.86069         $39.73125

Special            Cinar Corp.
Shares, Inc.       Class B                     04/07/95            49,000         $6.46939         $2.50

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED AMERICAN SHARES, INC.

================================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout each period:


                                           SIX MONTHS
                                              ENDED                          YEAR ENDED DECEMBER 31,
                                          JUNE 30, 2000   -----------------------------------------------------------
                                           (UNAUDITED)       1999         1998        1997           1996         1995
                                            ----------       ----         ----        ----           ----         ----
Net Asset Value, Beginning of Period....  $    35.80     $    31.16    $    27.18   $   21.53    $   17.68    $   13.09
                                          ----------     ----------    ----------   ---------    ---------    ---------

Income From Investment Operations
 Net Investment Income..................         .04            .15           .15         .16          .18          .22
 Net Realized and Unrealized
    Gains...............................        2.35           6.08          4.24        7.72         5.15         4.74
                                          ----------     ----------    ----------   ---------    ---------    ---------
    Total From Investment Operations....        2.39           6.23          4.39        7.88         5.33         4.96

Dividends and  Distributions
 Dividends from Net Investment Income...        (.06)          (.15)         (.15)       (.17)        (.17)        (.22)
 Distributions from Realized Gains......        (.05)         (1.44)         (.26)      (2.05)       (1.31)        (.15)
 Dividends in Excess of Net
    Investment Income...................         -              -             -          (.01)        -             -
                                          ----------     ----------    ----------   ---------    ---------    ---------
    Total Dividends and Distributions...        (.11)         (1.59)         (.41)      (2.23)       (1.48)        (.37)
                                          ----------     ----------    ----------   ---------    ---------    ---------

Net Asset Value, End of Period..........  $    38.08     $    35.80    $    31.16   $   27.18    $   21.53    $   17.68
                                          ==========     ==========    ==========   =========    =========    =========

Total Return(1).........................       6.65%         20.32%        16.27%      37.25%       30.74%       38.09%

Ratios/Supplemental Data
 Net Assets, End of Period
    (000,000 omitted)...................      $4,589         $3,704        $2,906      $2,222       $1,376         $926
 Ratio of Expenses to Average Net Assets      .93%(3)*         .93%          .94%        .96%        1.03%        1.09%
 Ratio of Net Investment Income to
    Average Net Assets..................       .21%*           .24%          .52%        .62%         .87%        1.42%
 Portfolio Turnover Rate(2).............         18%            21%           20%         26%          29%          27%



1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year.

2 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

3 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 0.92% for the six months ended June 30, 2000.

*    Annualized



SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED SPECIAL SHARES, INC.

================================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                              SIX MONTHS
                                                 ENDED                       YEAR ENDED DECEMBER 31,
                                             JUNE 30,2000     -------------------------------------------------------
                                              (UNAUDITED)       1999        1998         1997         1996       1995
                                               ---------        ----        ----         ----         ----       ----

Net Asset Value, Beginning of Period......   $    16.17      $    14.76   $    13.03    $   10.89   $   10.80  $    9.02
                                             ----------      ----------   ----------    ---------   ---------  ---------

Income (Loss) From Investment Operations
 Net Investment Loss......................         (.05)           (.09)        (.08)        (.07)       -          -
  Net Realized and Unrealized Gains.......          .83            2.47         3.14         2.83        1.27       3.04
                                             ----------      ----------   ----------    ---------   ---------  ---------
    Total From Investment Operations......          .78            2.38         3.06         2.76        1.27       3.04

Dividends and Distributions
 Distributions from Realized Gains........           -             (.97)       (1.33)        (.62)      (1.18)     (1.26)
 Return of Capital........................           -               -(1)       -               -        -          -
                                             ----------      ----------   ----------    ---------   ---------  ---------

    Total Dividends and Distributions.....           -             (.97)       (1.33)        (.62)      (1.18)     (1.26)
                                             ----------      ----------   ----------    ---------   ---------  ---------

Net Asset Value, End of Period............   $    16.95      $    16.17   $    14.76    $   13.03   $   10.89  $   10.80
                                             ==========      ==========   ==========    =========   =========  =========

Total Return(2)...........................
                                                  4.82%          16.83%       24.52%       26.91%      11.86%     34.24%

Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)..      $106,449        $107,592      $94,644    $74,930      $62,435    $58,975
                                                    1.16%*         1.17%       1.26%(3)     1.28%       1.33%      1.48%
 Ratio of Expenses to Average Net Assets..
 Ratio of Net Investment Loss to Average
    Net Assets............................         (.57)%*        (.59)%       (.58)%      (.60)%      (.66)%     (.58)%
 Portfolio Turnover Rate(4)...............            13%            44%          41%         51%         98%       127%



1    Less than $0.005 per share.


2 Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year.

3 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.25% for the period ended December 31, 1998.

4 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized.


SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED U.S. GOVERNMENT INCOME FUND

================================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout each period:



                                             SIX MONTHS
                                               ENDED                             YEAR ENDED DECEMBER 31,
                                           JUNE 30, 2000    --------------------------------------------------------
                                            (UNAUDITED)       1999          1998       1997        1996         1995
                                             ----------       ----          ----       ----        ----         ----
Net Asset Value, Beginning of Period....   $      8.37   $      9.04    $    9.01    $    8.90   $    9.20   $    8.45
                                           -----------   -----------    ---------    ---------   ---------   ---------

Income From Investment Operations
  Net Investment Income.................           .22           .45          .47          .51         .53         .54
  Net Realized and Unrealized
      Gains (Losses)....................          -             (.62)         .06          .11        (.28)        .78
                                           -----------   -----------    ---------    ---------   ---------   ---------
    Total From Investment Operations....           .22          (.17)         .53          .62         .25        1.32

Dividends and Distributions
 Dividends from Net Investment Income...          (.22)         (.45)        (.47)        (.51)       (.53)       (.54)
 Distributions from Realized Gains......          -             (.05)        (.03)         -          (.02)       (.03)
                                           -----------   -----------    ---------    ---------   ---------   ---------
    Total Dividends and Distributions...          (.22)         (.50)        (.50)        (.51)       (.55)       (.57)
                                           -----------   -----------    ---------    ---------   ---------   ---------

Net Asset Value, End of Period..........   $      8.37   $      8.37    $    9.04    $    9.01   $    8.90   $    9.20
                                           ===========   ===========    =========    =========   =========   =========

Total Return(1).........................
                                                2.67%        (1.97)%         5.90%       7.32%       2.85%        15.97%

Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)       $3,483        $4,413         $6,237      $5,962      $6,934      $7,811
                                                1.13%(2)*     1.28%(2)     1.52%(2,3)    1.50%(2)    1.44%(2)    1.44%(2)
 Ratio of Expenses to Average Net Assets
 Ratio of Net Investment Income to
    Average Net Assets..................        5.32%*        5.15%          5.17%       5.79%       5.96%       6.09%
 Portfolio Turnover Rate(4).............
                                                   4%          134%            36%         16%         26%         76%


1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year.

2 Had the Adviser not absorbed certain expenses, the ratio of expenses to average net assets for the six months ended June 30, 2000 and the years ended December 31, 1999, 1998, 1997, 1996 and 1995 would have been 2.02%,
     1.61%, 1.62%, 1.60%, 1.67% and 1.58%, respectively.

3 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.50% for the period ended December 31, 1998.

4 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized.


SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED DAILY GOVERNMENT FUND

================================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout each period:


                                                SIX MONTHS
                                                   ENDED                        YEAR ENDED DECEMBER 31,
                                               JUNE 30, 2000  -------------------------------------------------------------
                                                (UNAUDITED)     1999        1998        1997         1996        1995
                                                 ----------     ----        ----        ----         ----        ----
Net Asset Value, Beginning of Period......       $    1.000   $    1.000   $    1.000  $    1.000  $    1.000   $    1.000
                                                 ----------   ----------   ----------  ----------  ----------   ----------

Income From Investment Operations
 Net Investment Income....................             .027         .044         .047        .048        .046         .051

Dividends and Distributions
 Dividends from Net Investment Income.....            (.027)       (.044)       (.047)      (.048)      (.046)       (.051)
                                                 ----------   ----------   ----------  ----------  ----------   ----------

Net Asset Value, End of Period............       $    1.000   $    1.000   $    1.000  $    1.000  $    1.000   $    1.000
                                                 ==========   ==========   ==========  ==========  ==========   ==========

Total Return(1)...........................
                                                      2.72%        4.48%        4.85%       4.91%       4.70%        5.23%

Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)..       $  132,945   $  131,342   $  126,203  $  117,471  $  112,674   $  184,603
 Ratio of Expenses to Average Net Assets..            .68%*         .68%         .71%         70%        .75%        .75%(2)

 Ratio of Net Investment Income
    to Average Net Assets.................           5.41%*        4.44%        4.74%       4.80%       4.62%       5.13%

1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one year.

2 Had the Adviser not absorbed certain expenses, the ratio of expenses for the year ended 1995 would have been 0.78%.

*    Annualized.






SEE NOTES TO FINANCIAL STATEMENTS

                       SELECTED
                         FUNDS

2949 East Elvira Road, Tucson, Arizona 85706

=====================================================================

DIRECTORS                    OFFICERS
William P. Barr              James J. McMonagle
Floyd A. Brown                 Chairman
Andrew A. Davis              Christopher C. Davis
Christopher C. Davis           President - Selected American
Jerome Hass                    Shares & Selected Special
James J. McMonagle             Shares, Vice President - Selected
Katherine L. MacWilliams       U.S. Government Income Fund
Richard O'Brien                & Selected Daily Government
Larry Robinson                 Fund
Marsha Williams              Creston A. King
                               President - Selected U.S.
                               Government Income Fund &
                               Selected Daily Government
                               Fund
                             Andrew A. Davis
                               Vice President
                             Kenneth C. Eich
                               Vice President
                             Sharra L. Reed
                               Vice President, Treasurer
                               & Assistant Secretary
                             Thomas D. Tays
                               Vice President
                               & Secretary
                             Arthur Don
                               Assistant Secretary
                             Sheldon R. Stein
                               Assistant Secretary

INVESTMENT ADVISER
Davis Selected  Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, Arizona  85706
(800) 243-1575

DISTRIBUTOR
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona  85706

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o Selected Funds
P.O. Box 8243
Boston, Massachusetts  02266-8243

AUDITORS
KPMG LLP
707 Seventeenth Street, Suite 2300
Denver, Colorado 80202

COUNSEL
D'Ancona & Pflaum
111 E. Wacker Drive
Chicago, Illinois  60601-4205

=====================================================================

FOR MORE INFORMATION ABOUT THE SELECTED FUNDS, INCLUDING MANAGEMENT FEE, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST
PRECEDE OR ACCOMPANY THIS REPORT.

=====================================================================

INVESTMENT ADVISER

Davis Selected  Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ  85706


DISTRIBUTOR

Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, AZ  85706

TRANSFER AGENT AND CUSTODIAN

State Street Bank & Trust Company
c/o Selected Funds
P.O. Box 8243
Boston, MA  02266-8243


LEGAL COUNSEL

D'Ancona & Pflaum
111 E. Wacker Dr., Suite 2800
Chicago, IL  60601-4205


AUDITORS

KPMG, LLP
707 Seventeenth Street, Suite 2300
Denver, CO 80202


800-243-1575
www.selectedfunds.com